UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

SEQUOIA FUND, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

It is anticipated that definitive materials will be released to security holders on or around March 20, 2017.

SEQUOIA FUND, INC.
9 West 57th Street
Suite 5000
 New York, New York 10019-2701

SPECIAL MEETING OF STOCKHOLDERS

YOUR VOTE IS IMPORTANT

Dear Stockholder:

The Board of Directors (the "Board" or the "Directors") of Sequoia Fund, Inc. (the "Corporation") is pleased to invite you to a Special Meeting of Stockholders (the "Meeting") to be held at Brasserie 8½, 9 West 57th Street, New York, New York, 10019 on April 13, 2017, at 4:30 p.m., Eastern Time.

The accompanying Notice of Special Meeting of Stockholders and Proxy Statement present the proposal to be considered at the Meeting, which is to consider and vote upon the approval of a new investment advisory contract between the Corporation and Ruane, Cunniff & Goldfarb Inc.

The Board unanimously recommends that you vote "FOR" the approval of the new investment advisory contract.

The Corporation welcomes your attendance at the Meeting. If you are unable to attend, the Corporation encourages you to vote promptly by proxy. AST Fund Solutions LLC (the "Proxy Solicitor"), a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If the Corporation has not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor reminding you to vote by proxy. No matter how many shares you own, your vote is important.

By Order of the Board of Directors,

David M. Poppe
President
March 20, 2017

QUESTIONS AND ANSWERS

Sequoia Fund, Inc.

PROXY

Q 1.	WHY DID THE CORPORATION SEND ME THIS BOOKLET?

A.
This booklet contains the Notice of Special Meeting of Stockholders and accompanying Proxy Statement that provide you with information you should review before voting on the matter that will be presented at the Special Meeting of Stockholders (the "Meeting") of Sequoia Fund, Inc., a Maryland corporation (the "Corporation"). This booklet also contains a proxy card ("Proxy Card") on which you can authorize a proxy to cast your vote. You are receiving these proxy materials because you own shares of common stock of the Corporation. As a stockholder, you have the right to vote on the approval of a new investment advisory contract between the Corporation and Ruane, Cunniff & Goldfarb Inc. (the "New Contract").

Q 2.	WHO IS REQUESTING MY VOTE?

A.
The Board of Directors of the Corporation (the "Board" or the "Directors") requests that you vote at the Meeting on the approval of the New Contract. The New Contract is described in the Proxy Statement.

Q 3.	HOW DOES THE BOARD RECOMMEND I VOTE?

A.	The Board recommends that you vote "FOR" the approval of the New Contract.

Q 4.	WHO IS ELIGIBLE TO VOTE?

A.
Stockholders of record at the close of business on March 7, 2017 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting. If you owned shares on the Record Date, you have the right to vote, even if you later sold your shares.

Q 5.	WHY IS THE CORPORATION HOLDING A SPECIAL MEETING TO APPROVE THE NEW CONTRACT?

A.
Ruane, Cunniff & Goldfarb Inc., the Corporation's investment adviser (the "Adviser"), is planning to undertake a recapitalization transaction in which certain current employees of the Adviser will purchase additional shares of the Adviser from the Adviser (the "Transaction"). The Transaction, which is expected to occur in April 2017, will result in a change in control of the Adviser and an assignment of the current investment advisory contract between the Corporation and the Adviser (the "Current Contract"). Under the provisions of the Current Contract, as required by the 1940 Act, the Current Contract will automatically terminate upon its assignment. In order for the New Contract to take effect, the 1940 Act requires that the Corporation's stockholders approve the New Contract.

Q 6.	HOW CAN I VOTE OR AUTHORIZE A PROXY TO VOTE MY SHARES?

A.	Please follow the instructions included on the enclosed Proxy Card.

Q 7.	WHAT IF I WANT TO REVOKE MY PROXY?

A.
You can revoke your proxy at any time prior to its exercise by (i) giving written notice to the Secretary of the Corporation at 9 West 57th Street, Suite 5000, New York, New York 10019-2701, (ii) by signing and submitting another proxy of a later date, or (iii) by voting in person at the Meeting.

Q 8.	WHAT NUMBER DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A.	Please call (800) 967-5074 if you have questions.

SEQUOIA FUND, INC.

9 West 57th Street
Suite 5000
 New York, New York 10019-2701

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
 SCHEDULED FOR APRIL 13, 2017

To Stockholders of Sequoia Fund, Inc., a Maryland Corporation (the "Corporation"):

Notice is hereby given that a Special Meeting of Stockholders of the Corporation (the "Meeting") will be held at Brasserie 8½, 9 West 57th Street, New York, New York, 10019 on April 13, 2017, at 4:30 p.m., Eastern Time, for the following purpose, which is described in the accompanying Proxy Statement dated March 20, 2017:

1.	To consider and vote upon the approval of a new investment advisory contract between the Corporation and Ruane, Cunniff & Goldfarb Inc.

In addition, stockholders will be asked to consider and vote on any other business that may properly come before the Meeting and any postponement or adjournment thereof.

Only stockholders of record at the close of business on March 7, 2017 are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Proxies are being solicited by and on behalf of the Board of Directors of the Corporation.

Even if you plan to attend the Meeting in person, you are requested to complete, date, sign and promptly return the enclosed Proxy Card, or to submit voting instructions by telephone or via the Internet as described on the enclosed Proxy Card. You may revoke your proxy at any time prior to its exercise by giving written notice to the Secretary of the Corporation at 9 West 57th Street, Suite 5000, New York, New York 10019-2701, by signing and submitting another proxy of a later date, or by voting in person at the Meeting.

The Board of Directors recommends that you vote "FOR" the approval of the new investment advisory contract.

By Order of the Board of Directors,

Michael Sloyer
Secretary

New York, New York
March 20, 2017

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also authorize (by telephone or through the Internet) a proxy to vote your shares. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your Proxy Card promptly in order to save the Corporation the additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

PROXY STATEMENT

(dated March 20, 2017)

SEQUOIA FUND, INC.
9 West 57th Street
Suite 5000
 New York, New York 10019-2701

SPECIAL MEETING OF STOCKHOLDERS
 APRIL 13, 2017

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Sequoia Fund, Inc., a Maryland corporation (the "Corporation"), to be voted at a Special Meeting of Stockholders of the Corporation (the "Meeting") or at any postponement or adjournment thereof. The Meeting is scheduled to be held at Brasserie 8½, 9 West 57th Street, New York, New York 10019 on April 13, 2017, at 4:30 p.m., Eastern Time.

The Board has fixed the close of business on March 7, 2017 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. As of the Record Date, the Corporation had __ shares of common stock outstanding. Each share is entitled to one vote. Shares may be voted in person or by proxy. It is anticipated that definitive materials will be released to security holders on or around March 20, 2017.

At the Meeting, stockholders will be asked to consider and vote upon the approval of an investment advisory contract between the Corporation and Ruane, Cunniff & Goldfarb Inc. In addition, stockholders will be asked to consider and vote on any other business that may properly come before the Meeting and any postponement or adjournments thereof.

The solicitation of proxies will be made primarily by mail and may also be made by telephone or through the Internet. The cost of soliciting proxies will be borne by the Corporation.

The Corporation will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy of either report, please contact the Corporation toll free at 1-800-686-6884, or write to: Sequoia Fund, Inc., 9 West 57th Street, Suite 5000, New York, New York 10019-2701. The Corporation's reports to stockholders may also be obtained by downloading them from the Corporation's website: www.sequoiafund.com.

THE PROPOSAL

Approval of New Investment Advisory Contract

Ruane, Cunniff & Goldfarb Inc., the Corporation's investment adviser (the "Adviser"), is planning to undertake a recapitalization transaction in which certain current employee shareholders of the Adviser will purchase additional shares of the Adviser from the Adviser (the "Transaction"). The Transaction is expected to occur in April 2017.

Mr. Robert Goldfarb, who served as President and Director of the Corporation and Chairman and Chief Executive Officer of the Adviser through March 2016, is a control person of the Adviser by virtue of his beneficial ownership of more than 25% of the Adviser's outstanding voting securities. As a result of the Transaction, Mr. Goldfarb will have beneficial ownership of less than 25% of the Adviser's outstanding voting securities and therefore will no longer be a control person of the Adviser. The Transaction will result in a change in control of the Adviser and an assignment of the investment advisory contract, dated March 1, 2006, between the Corporation and the Adviser (the "Current Contract"). Under the provisions of the Current Contract, as required by the 1940 Act, the Current Contract will automatically terminate upon its assignment.

As a result of the Transaction, current employees of the Adviser will collectively own a majority of the Adviser's outstanding shares. No one shareholder of the Adviser will own a controlling interest in the Adviser. Mr. David Poppe will remain President and CEO of the Adviser, and he and the Investment Committee will continue to make investment decisions for the Corporation. The Transaction is not expected to alter the Adviser's management of the Corporation in any way, and the services provided by the Adviser to the Corporation following the Transaction are expected to be the same as those currently provided to the Corporation.

At a meeting held on March 7, 2017, in anticipation of the automatic termination of the Current Contract and for the reasons set forth below, the Board, including a majority of the directors who are not interested persons of the Corporation (the "Independent Directors"), evaluated and approved a new investment advisory contract between the Corporation and the Adviser (the "New Contract"). Subject to stockholder approval, the New Contract will become effective on the closing date of the Transaction. In order for the New Contract to take effect, the 1940 Act requires that the Corporation's stockholders approve the New Contract.

Board Considerations in Approving the New Contract

In approving the New Contract, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the New Contract. The Directors focused on several factors, including the nature and quality of the services provided to the Corporation by the Adviser and the reasonableness of the fees charged for those services.

The Directors' evaluation of the quality of the Adviser's services took into account the Corporation's performance under the Adviser's management. The Directors considered the Corporation's performance for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2016, as compared to the S&P 500 Index (the "S&P Index"). Information reviewed by the Directors reflected that for those respective periods, the Corporation had annualized performance of -6.90%, -2.45%, 7.64% and 5.96%, in contrast to the S&P Index performance of 11.96%, 8.87%, 14.66% and 6.95%. The Directors also considered information comparing the Corporation's annualized performance to the annualized performance of peer-group funds for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2016. The Directors also considered the Corporation's performance in light of information concerning the performance of certain of the Adviser's other clients for various periods through December 31, 2016. The Directors considered how the Adviser evaluates the performance of the Corporation and its rationale for the causes of the Corporation's performance during recent periods. The Directors also considered the Corporation's performance since inception and that of the S&P 500 for that period.

The Directors examined the fees to be paid to the Adviser under the New Contract and the Corporation's overall expense ratio, and considered how they compared to the advisory fees charged to, and the expense ratios of, the peer-group funds. They considered that under the New Contract, the Adviser has agreed to reimburse the Corporation for the excess, if any, in a given year of the Corporation's operating expenses over 1½% of the Corporation's average daily net asset values up to a maximum of $30 million, plus 1% of the Corporation's average daily net asset values in excess of $30 million. The Directors determined that the fees were reasonable in light of the services provided by the Adviser and the fees charged to the peer-group funds.

The Board considered information concerning the historical profitability of the Corporation to the Adviser, and other benefits to the Adviser as a result of its relationship with the Corporation, including that Ruane, Cunniff & Goldfarb LLC, a wholly-owned subsidiary of the Adviser, serves as the Corporation's principal underwriter (the "Principal Underwriter").

The Board also reviewed the aggregate commissions paid to the Principal Underwriter for executing securities transactions for the Corporation for the year ended December 31, 2016. During the year ended December 31, 2016, the Corporation paid a total of $1,290,159 in brokerage commissions, all of which were paid to the Principal Underwriter. During such year, the brokerage commissions paid to the Principal Underwriter represented 100% of the total brokerage commissions paid by the Corporation during the year and were paid on account of transactions having an aggregate dollar value equal to 100% of the aggregate dollar value of all portfolio transactions of the Corporation during the year for which commissions were paid.

The Board considered information concerning economies of scale and whether the proposed advisory fee to be paid by the Corporation to the Adviser under the New Contract might require adjustment in light of any potential economies of scale. The Board determined that no modification of the proposed advisory fee was necessary.

In evaluating the aforementioned considerations, the Board did not identify any single factor discussed previously as all-important or controlling in its evaluation of the New Contract. The Directors, including the Independent Directors, unanimously concluded that the terms of the New Contract are fair and reasonable and that the Adviser's fees are reasonable in light of the services provided to the Corporation and the benefits received by the Adviser. Based upon such conclusions, the Board, including a majority of the Independent Directors, approved the New Contract and recommended that it be presented to stockholders for their approval.

Comparison of the Current Contract and the New Contract

The terms of the New Contract, including fees payable to the Adviser by the Corporation, are identical to those of the Current Contract, except for specified dates relating to the term of the New Contract. If approved by stockholders of the Corporation, the initial term of the New Contract would be the closing date of the Transaction through December 31, 2018. Thereafter, the New Contract would continue in effect from year to year, if such continuance is approved for the Corporation at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. The form of the New Contract is attached hereto as Appendix A.

The Current Contract was last submitted to a vote of stockholders of the Corporation on February 24, 2006 due to a change in control of the Adviser. The Board most recently approved the renewal of the Current Contract at a meeting held on December 5, 2016.

Below is a comparison of certain terms of the Current Contract and the New Contract.

Investment Advisory Services. The investment advisory services to be provided by the Adviser to the Corporation under the New Contract will be identical to those services provided by the Adviser to the Corporation under the Current Contract. Both the Current Contract and the New Contract provide that the Adviser will provide advice to the Corporation with regard to the purchase and sale of securities consistent with the Corporation's investment limitations and the limitations imposed on regulated investment companies by the Internal Revenue Code. Under both contracts, the Adviser is responsible for certain administrative services and for periodically updating the Corporation's Board of Directors with regard to industry and security-specific developments.

Like the Current Contract, the New Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties thereunder. The Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies) and has numerous advisory clients besides the Corporation, none of which, however, is a registered investment company.

Fees. Under the Current Contract and the New Contract, the Adviser is paid a management fee of 1.00% per annum of the Corporation's average daily net asset values. The management fee is accrued daily and paid monthly. Also, under both contracts, the Adviser receives no separate fee for its administration and other services provided to the Corporation. In addition, under both contracts, the Adviser is responsible for reimbursing the Corporation for any excess in a given year of the Corporation's operating expenses over the sum of 1½% of the Corporation's average daily net asset values up to a maximum of $30 million, plus 1% of the Corporation's average daily net asset values in excess of $30 million. The operating expenses to which the reimbursement provision applies excludes (a) brokerage and commission expenses, (b) federal, state or local taxes, including issue and transfer taxes, incurred by or levied on the Corporation, and (c) interest charges on borrowings.

For the fiscal year ended December 31, 2016, the Adviser received from the Corporation gross fees of $51,213,068 and net fees (after reimbursement of the Corporation's operational expenses pursuant to the expense limitation provision) of $47,695,204. Under the New Contract, the operating expense limitation will be prorated for the portion of the 2017 fiscal year for which the New Contract is in effect.

Payment of Expenses. Under the Current Contract and the New Contract, the Adviser or its affiliates are responsible for the following Corporation expenses: (i) the compensation of directors, officers and employees who are interested persons of the Adviser or its affiliates (other than by reason of being directors, officers or employees of the Corporation), (ii) fees and expenses of registering the Corporation's shares under the appropriate federal securities laws and of qualifying the shares under applicable state Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, and (iii) expenses of printing and distributing the Corporation's prospectus and sales and advertising materials. The Corporation is responsible for all other expenses.

Continuance. The Current Contract was in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. If the stockholders of the Corporation approve the New Contract, the New Contract will remain in force through December 31, 2018 and may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Termination. Both the Current Contract and the New Contract provide that the contract may be terminated at any time without the payment of any penalty by the Corporation or the Adviser on sixty (60) days' written notice to the other party. The Corporation may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Corporation, accompanied by appropriate notice.

Assignment. Both the Current Contract and the New Contract provide that the contract is automatically terminated upon its assignment, transfer, sale or hypothecation or pledge.

The Board unanimously recommends that the stockholders vote "FOR" the approval of the New Contract.

PROXY VOTING AND STOCKHOLDER MEETING

All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the approval of the New Contract. Any stockholder may revoke his or her proxy at any time prior to its exercise by giving written notice to the Secretary of the Corporation at 9 West 57th Street, Suite 5000, New York, New York 10019-2701, by signing and submitting another proxy of a later date, or by voting in person at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting (an "abstention") or represent a "broker non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

A quorum of stockholders is required to take action at the Meeting. A majority of the shares issued and outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting. For purposes of determining the presence of a quorum and counting votes, shares represented by abstentions and broker non-votes, if any, will be counted as present, but not as votes cast at the Meeting.

In the event that a quorum is not present at the Meeting, the chairman of the Meeting may adjourn the Meeting or the chairman or the persons named as proxies may propose and vote for one or more adjournments of the Meeting, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. If an adjournment proposal is submitted to stockholders, the shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on a Proposal will be voted against adjournment.

Approval of the New Contract requires the affirmative vote of a "majority of the outstanding voting securities" of the Corporation. Under the 1940 Act, a majority of the outstanding voting securities means the lesser of (i) 67% or more of the voting securities of the Corporation present or represented by proxy at the Meeting, if the holders of more than 50% of the Corporation's outstanding voting securities are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Corporation. In the event that stockholders do not approve the New Contract, the Board may take such action as it deems to be in the best interests of the Corporation and its stockholders.

Under the 1940 Act majority vote described above, abstentions and broker non-votes have the effect of votes "AGAINST" a matter submitted for stockholder consideration. In completing the Proxy Card, therefore, stockholders should be aware that checking the box labeled "ABSTAIN" would result in the shares covered by the Proxy Card being treated as if they were voted "AGAINST" the approval of the New Contract. If a Proxy Card is properly executed and returned and no choice is specified, the shares will be voted "FOR" the approval of the New Contract, and in the discretion of the named proxies as to any other matters to appear properly before the Meeting.

The Corporation has engaged AST Fund Solutions LLC (the "Proxy Solicitor"), 48 Wall Street, 22nd Floor, New York, NY 10005, to assist in soliciting proxies for the Meeting. It is estimated that the Proxy Solicitor will receive a fee of $10,000 for its services, to be paid by the Corporation, plus reimbursement of additional proxy solicitation expenses.

INFORMATION CONCERNING THE ADVISER AND THE DIRECTORS AND OFFICERS OF THE CORPORATION

Certain information concerning the Directors of the Corporation is set forth below.

Name, Address* and Age	Position(s) Held with Corporation	Years of Service as a Director	Principal Occupation(s) During Past 5 Years and Other Relevant Experience§	Other Directorships Held During Past 5 Years	Dollar Range of Equity Securities of the Fund as of December 31, 2016
David M. Poppe, 52**	President, CEO & Director	13 Years	President, CEO & Director of Ruane, Cunniff & Goldfarb Inc.; Member of Investment Committee of Ruane, Cunniff & Goldfarb Inc.; Executive Vice President of the Corporation from 2004 to 2016.	None	Over $100,000(1)
John B. Harris, 40**	Director	Since May 20, 2016+	Analyst of Ruane, Cunniff & Goldfarb Inc.; Member of Investment Committee of Ruane, Cunniff & Goldfarb Inc.	None	Over $100,000(2)
Peter Atkins, 53***	Director	Since September 12, 2016++	Managing Director, Permian Partners.	None	None
Edward Lazarus, 57***	Director – Chairman of the Board	2 Years	Executive Vice President and General Counsel of Tribune Media Co., and former Chief of Staff to the Chairman of the Federal Communications Commission.	None	None

Roger Lowenstein, 63***	Director	18 Years	Writer for Major Financial and News Publications.	None	Over $100,000(3)
Tim Medley, 73***	Director	Since March 14, 2016+++	President, Medley & Brown, LLC (SEC-registered investment adviser).	None	Over $100,000
Robert L. Swiggett, 95***	Director	46 Years	Retired.	None	Over $100,000

*	The address for each of the Directors is 9 West 57th Street, Suite 5000, New York, NY 10019-2701.

**	"Interested person," as defined in the 1940 Act, of the Corporation because of an affiliation with the Adviser.

***	Member of the Corporation's Audit Committee and Nominating Committee.

§
The information reported includes the principal occupation during the last five years for each Director and, as applicable, other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as Director.

+	Mr. Harris was elected as a Director of the Corporation at a Board of Directors meeting held on May 20, 2016, and then was elected at a special meeting of stockholders held on September 12, 2016.

++	Mr. Atkins was elected as a Director of the Corporation at a special meeting of stockholders held on September 12, 2016.

+++	Mr. Medley was elected as a Director of the Corporation at a Board of Directors meeting held on March 14, 2016, and then was elected at a special meeting of stockholders held on September 12, 2016.

(1)
Mr. Poppe is an officer, director and voting stockholder of the Adviser, which is the owner of __ shares of the Corporation's Common Stock. In addition, Mr. Poppe is a trustee and beneficiary of the Profit-Sharing Plan of the Adviser, which owns __ shares of the Corporation's common stock.

(2)	Mr. Harris is a voting stockholder of the Adviser, which is the owner of __ shares of the Corporation's common stock.

(3)	In addition, __ shares of such stock are owned by Mr. Lowenstein's relatives, but beneficial ownership by Mr. Lowenstein of such shares shall not be deemed to be hereby admitted.

Certain information concerning the Corporation's officers is set forth below. The Corporation's officers are elected by the Board and serve for a term of one year and until his or her successor is duly elected and qualifies. The earliest date for which an officer was elected to serve in that capacity is presented below.

Name, Address* and Age	Position(s) – (Month and Year First Elected)	Principal Occupation During the Past 5 Years
David M. Poppe (52)	President (3/16)	President, CEO & Director of Ruane, Cunniff & Goldfarb Inc.; Member of Investment Committee of Ruane, Cunniff & Goldfarb Inc.; Executive Vice President of the Corporation from 2004 to 2016.
Wendy Goodrich (51)	Executive Vice President (3/17)	Executive Vice President of Ruane, Cunniff & Goldfarb Inc.; Managing Member of Absolute Return Consulting LLC since prior to 2012.
Paul J. Greenberg (54)	Treasurer (12/13)	Chief Financial Officer of Ruane, Cunniff & Goldfarb Inc.; Managing Director of BlackRock, Inc. since prior to 2012.
Michael Sloyer (55)	Chief Compliance Officer (12/13) and Secretary (3/17)	General Counsel of Ruane, Cunniff & Goldfarb Inc.
Michael Valenti (47)	Assistant Secretary (3/07)	Administrator of Ruane, Cunniff & Goldfarb Inc.

*	The address for each of the Corporation's officers is 9 West 57th Street, Suite 5000, New York, New York 10019-2701.

With the exception of Messrs. Atkins, Lazarus, Lowenstein, Medley and Swiggett, all Directors and officers of the Corporation are officers or employees of the Adviser, and all remuneration received by such Directors and officers of the Corporation, in their capacities as such, is paid by the Adviser. Under the New Contract, the Adviser or its affiliates bear the expenses of any remuneration paid to Directors and officers of the Corporation who are interested persons of the Adviser or its affiliates (other than by reason of being Directors or officers of the Corporation).

Since the beginning of the Corporation's fiscal year ended December 31, 2016, the Directors as a group have not, as of the date of this Proxy Statement, engaged in the purchase or sale of more than 1% of any class of securities of the Adviser.

As of the date of this Proxy Statement, Mr. David Poppe, a Director of the Corporation and the President, CEO and Director of the Adviser, and Mr. John Harris, a Director of the Corporation and an employee of the Adviser, own approximately 10% and 3%, respectively, of the outstanding shares of common stock of the Adviser (the only class of voting securities of the Adviser) (the "Shares"). Messrs. Poppe and Harris intend to purchase additional Shares in the Transaction, which is described above in the section entitled "The Proposal – Approval of New Investment Advisory Contract." As a result of the Transaction, Messrs. Poppe and Harris will each own approximately 10% of the outstanding Shares. As of the date of this Proxy Statement, Mr. Robert Goldfarb owns beneficially over 25% of the outstanding Shares. As a result of the Transaction, Mr. Goldfarb will own beneficially less than 25% of the outstanding Shares. The address for Messrs. Goldfarb, Poppe and Harris is 9 West 57th Street, Suite 5000, New York, New York 10019-2701.

ADDITIONAL INFORMATION

Stock Ownership

The following person(s) owned of record or were known by the Corporation to beneficially own 5% or more of the Corporation's shares as of the Record Date:

Name and Address	Number of Shares	% of Shares
__	__	__%
__	__	__%

Information about the Corporation's Investment Adviser and Other Service Providers

The Corporation's investment adviser is Ruane, Cunniff & Goldfarb Inc., 9 West 57th Street, Suite 5000, New York, New York 10019-2701. The Corporation's custodian is Bank of New York, MF Custody Administration Department, One Wall Street, 25th Floor, New York, New York 10286. The Corporation's transfer agent and dividend disbursing agent is DST Systems, Inc., 21 West 10th Street, Kansas City, Missouri 64105. The Corporation's distributor is Ruane, Cunniff & Goldfarb LLC, an affiliate of the Adviser, 9 West 57th Street, Suite 5000, New York, New York 10019-2701. The Corporation's Administrator is BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway, Wilmington, Delaware 19809.

Submission of Proposals for Next Meeting of Stockholders

The Corporation does not hold stockholder meetings annually. Any stockholder who wishes to submit a proposal to be considered at the Corporation's next meeting of stockholders should send the proposal to the Corporation so as to be received within a reasonable time before the Corporation begins to print and send its proxy materials relating to such meeting, in order to be included in the Corporation's proxy statement and form of proxy card relating to such meeting.

Legal Proceedings

On January 8, 2016, Stanley H. Epstein, Harriet P. Epstein, and SEP IRA A/C Peter Christopher Gardener, derivatively and on behalf of the Corporation, filed a suit against Ruane, Cunniff & Goldfarb Inc., Robert D. Goldfarb, David Poppe, Robert L. Swiggett and Roger Lowenstein (collectively, the "Defendants") in the Supreme Court of the State of New York, County of New York. The Corporation is also named in the suit as a Nominal Defendant. On May 9, 2016, the plaintiffs filed an amended complaint, adding Edward Lazarus as an additional Defendant. The amended complaint asserts derivative claims in connection with certain of the Corporation's investments against the Defendants for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract and gross negligence. The case is Epstein v. Ruane, Cunniff & Goldfarb Inc. et al., 650100/2016, Supreme Court of the State of New York, County of New York (Manhattan). In February 2017, the Supreme Court granted the Defendants' motion to dismiss all claims in the action.

On March 14, 2016, Clive Cooper, individually and as a representative of a class, on behalf of DST Systems, Inc. 401(k) Profit Sharing Plan, filed a suit in the Southern District of New York against Ruane, Cunniff & Goldfarb, Inc., DST Systems, Inc., The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., Jerome H. Bailey, Lynn Dorsey Bleil, Lowell L. Bryan, Gary D. Forsee, Gregg Wm. Givens, Charles Haldeman, Jr., Samuel G. Liss and John Does 1-20. The complaint asserts claims for breach of fiduciary duty and violation of ERISA's prohibited transaction rules, co-fiduciary breach, and breach of trust in connection with certain investments made on behalf of the Plan. The case is Cooper v. DST Systems, Inc. et al., 1:16cv1900, U.S. District Court for the Southern District of New York. The plaintiffs in the action have dismissed without prejudice all claims against all of the defendants other than Ruane, Cunniff & Goldfarb Inc., which is now the only defendant in the case. The Corporation is not a defendant in this lawsuit.

Ruane, Cunniff & Goldfarb Inc. believes that the foregoing lawsuits are without merit and intends to defend itself vigorously against the allegations in them. The outcomes of these lawsuits are not expected to have a material impact on the Corporation's financial statements.

Other Matters

Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the proposal, no other business may properly come before the Meeting. If any procedural matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

By Order of the Board of Directors,

Michael Sloyer
Secretary
March 20, 2017

APPENDIX A

FORM OF INVESTMENT ADVISORY CONTRACT

SEQUOIA FUND, INC.
9 West 57th Street, Suite 5000
New York, New York 10019-2701

April __, 2017

Ruane, Cunniff & Goldfarb Inc.
9 West 57th Street, Suite 5000
New York, New York 10019-2701

Dear Sirs:

We herewith confirm our agreement with you as follows:

1. We are engaged in the business of investing and reinvesting our capital in securities of the type and in accordance with the limitations specified in our Certificate of Incorporation, By-Laws, Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act, and any representations made in our Prospectus, all in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will from time to time furnish you with amendments thereof. We will also keep you currently advised as to the make-up of our portfolio of securities.

2. (a) We hereby employ you to advise us in respect of investing and reinvesting our capital as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

               (b) You on your own motion will advise us whenever in your opinion conditions are such as to make it desirable that a specified security or group of securities be eliminated from the portfolio or added to it. You will also keep us in touch with important developments affecting our portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our portfolio, or the industries in which they engage, or the economy generally. Similar information is to be furnished us with reference to securities which you may believe desirable for inclusion in our portfolio. You will also furnish us with such statistical information with respect to the securities which we may hold or contemplate purchasing as you may believe appropriate or as we reasonably may request. In advising us, you will bear in mind the limitations imposed by our Certificate of Incorporation and statement of policy included in our Registration Statement under the Investment Company Act and the limitations in the Internal Revenue Code in respect of regulated investment companies.

               (c) It is understood that you will from time to time employ or associate with you such persons as you believe to be particularly fitted to assist you in the execution of this agreement, the compensation of such persons to be paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this agreement you will provide persons satisfactory to our Board of Directors to serve as officers and employees of our corporation, if elected or appointed as the case may be. These shall be a president, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the conduct of our business. You or your affiliates (other than us) shall pay the entire salaries and wages of all of our officers, directors, and employees who are interested persons of you or your affiliates (other than by reason of being our directors, officers or employees), and the salaries of such persons shall not be deemed to be expenses incurred by us for purposes of paragraph 3 hereof.

3. It is further agreed that you or your affiliates shall be responsible for the following expenses incurred by us during each year or portion thereof that this agreement is in effect between us: (i) the compensation of any of our directors, officers and employees who are interested persons of you or your affiliates (other than by reason of being our directors, officers or employees), (ii) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, and (iii) expenses of printing and distributing our prospectus and sales and advertising materials. We shall be responsible and hereby assume the obligation for payment of all our other expenses, including (a) brokerage and commission expenses, (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on us, (c) interest charges on borrowings, (d) compensation of any of our directors, officers or employees who are not interested persons of you or your affiliates (other than by reason of being our directors, officers or employees), (e) charges and expenses of our custodian, transfer agent and registrar, (f) costs of proxy solicitations, (g) legal and auditing expenses and (h) payment of all investment and advisory fees (including the fees payable to you hereunder). However, you shall reimburse us for the excess, if any, in any year of our operating expenses over 1 1/2% of our average daily net asset values up to a maximum of $30,000,000, plus 1% of our average daily net asset values in excess of $30,000,000. Such operating expenses will not include expenses listed in clauses (a), (b) and (c). Computations under this expense limitation shall be made monthly during our fiscal year, on the basis of the average daily net asset values and operating expenses thus far during such year, and the amount of the excess, if any, over the prorated amount of the expense limitation shall be paid by you to us (or, where such amount of the excess is less than the monthly payment by us to you of the management fee set forth below, shall be deducted from such monthly payment of the management fee), after taking into account, however, any previous monthly payments under the operating expense limitation during such fiscal year. This operating expense limitation will be prorated for the portion of the fiscal year from April __, 2017 through December 31, 2017.

4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder or by reason of your reckless disregard of your obligations and duties hereunder.

5. In consideration of the foregoing we will pay you, for each year or portion of a year during which this agreement is effective between us, a management fee of 1.00% per annum of our average daily net asset values. The management fee will be accrued daily and paid to you at the end of each month of our fiscal year.

6. This agreement shall become effective on April __, 2017, and shall continue in force until December 31, 2018 and thereafter for successive twelve-month periods (computed from each January 1) provided that such continuance is specifically approved annually by vote of a majority of our outstanding voting securities (as defined in the Investment Company Act) or by our Board of Directors; and by a majority of our directors who are not parties to this agreement or interested persons, as defined in the Investment Company Act, of any such party (other than as directors of our corporation) cast in person at a meeting called for the purpose of voting on such approval. This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities (as so defined), or by a vote of a majority of our entire Board of Directors on sixty days' written notice to you, or by you on sixty days' written notice to us.

7. This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of its assignment. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Investment Company Act of 1940) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. It is understood that you and your affiliates may render similar investment advisory services to clients other than us for compensation which may be more or less than the compensation charged to us for such services.

9. It is understood that, whether or not we follow the investment advice and recommendations given by you to us thereunder, the provisions contained herein concerning your compensation hereunder shall be binding on you and us. If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

SEQUOIA FUND, INC.

By:
David M. Poppe
President and CEO

Accepted By:

Ruane, Cunniff & Goldfarb Inc.

By:
Wendy Goodrich
Executive Vice President

PROXY CARD

SEQUOIA FUND, INC.

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE CORPORATION AND TO YOU AS A CORPORATION STOCKHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(800) 893-5865** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER ⇨ **12345678910**

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 13, 2017

The undersigned stockholder of Sequoia Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints David M. Poppe and Michael Sloyer, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Corporation (the "Meeting") to be held at 4:30 p.m., Eastern time, on April 13, 2017 at Brasserie 8½, 9 West 57th Street, New York, New York, 10019, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and accompanying Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THIS PROXY CARD. IF THIS PROXY CARD IS EXECUTED BY NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 13, 2017. The Proxy Statement for this Meeting is available at: www.proxyonline.com/docs/sequoia.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

SEQUOIA FUND, INC.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Note: Please sign exactly as the name(s) appear(s) on the records of the Corporation and date. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, giving their full title under signature(s), and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title under signature(s).

STOCKHOLDER SIGN HERE DATE

CO-OWNER SIGN HERE DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	AGAINST	ABSTAIN
	PROPOSAL:			
1.	Approval of the new investment advisory contract between Sequoia Fund, Inc. and Ruane, Cunniff & Goldfarb Inc.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE CORPORATION. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]